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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this Amendment No. 1 to registration statement on Form S-1 (File No. 333-09357) of our report dated July 25, 1996, on our audits of the financial statements of Peerless Systems Corporation. We also consent to the reference to our firm under the caption "Experts."

Coopers & Lybrand L.L.P.

Newport Beach, California

August 23, 1996